Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

27. SEGMENT REPORTING

The Group operates in a single operating segment and has one reportable segment, which includes all activities related to the sales of smart electric vehicles and auto parts and materials. The determination of a single segment is consistent with the consolidated financial information regularly provided to the Group’s chief operating decision maker (“CODM”). The CODM uses consolidated net loss for the purpose of assessing performance, making operating decisions and allocating resources. The measurement of segment assets is reported on the balance sheet as total consolidated assets.

The table below provides information about Group’s segment (in thousands):

	For the years ended December 31,
	2025	2024	2023
Revenues	$950	$11,995	$37,333

Less:
Cost of revenues	(356)	(9,327)	(49,014)

Segment gross (loss) profit	594	2,668	(11,681)

Less:
Depreciation and amortization	(699)	(775)	(800)
Amortization of operating lease right-of-use asset	(903)	(2,767)	(2,383)
Changes in fair value of warrant liabilities	(35)	236	212
Change in fair value of convertible notes	(2,626)	-	-
Disposal loss of property and equipment	(1,217)	(37)	-
Lawsuit provision	(1,143)	(22,143)	-
Inventory write-downs	(109)	(890)	(16,107)
Allowance for expected credit losses	(23,691)	(64,411)	(22,766)
Impairment loss	(4,319)	(1,242)	(62,665)
Interests on loans from a third party	(1,831)	(1,751)	(3,578)
Salary expenses	(5,248)	(14,543)	(20,593)
Rental expenses	(1,242)	(3,155)	(4,635)
Share-based compensation expenses	(117,036)	-	(23,338)
Financial expenses on PIPE (see Note 9 for details)	-	(36,137)	(30,000)
Other operating expenses	(266)	(2,248)	(46,631)
Interest expenses, net	(9,802)	(2,691)	(3,248)
Other income (expenses), net	2,006	(22,840)	(18,482)
Segment loss	$(167,567)	$(172,726)	$(266,695)